EXHIBIT 10.6
PROMISSORY NOTE

Borrower:

China Fundamental Acquisition Corporation
Room 2301, World-Wide House
19 Des Voeux Road
Central, Hong Kong

Lender:

Mr. Chun Yi Hao

Principal Amount:

$15,000.00

1. FOR VALUE RECEIVED, China Fundamental Acquisition Corporation promises to pay to Mr. Chun Yi Hao (the “lender”), at such address as may be provided in writing to China Fundamental Acquisition Corporation, the principal sum of fifteen thousand dollars ($15,000.00) in lawful money of the United States of America or such lesser amount, as the case may be, equal to the funds advanced by the lender to or on behalf of China Fundamental Acquisition Corporation. Documentation to substantiate all amounts advanced to or on behalf of China Fundamental Acquisition Corporation pursuant to this Note shall be attached hereto as such funds are so advanced.

2. This Note will be repaid in full on the earlier of May 15, 2008 and the date on which Borrower consummates an initial public offering of its securities.

3. At any time, China Fundamental Acquisition Corporation may pay the outstanding balance then owing under this Note to the lender without premium or penalty.

4. This Note will be construed in accordance with and governed by the laws of the State of New York, without regard to conflicts of laws principles thereof.

5. If any term, covenant, condition or provision of this Note is held by a court of competent jurisdiction to be invalid, void or unenforceable, it is the parties' intent that such provision be reduced in scope by the court only to the extent deemed necessary by that court to render the provision reasonable and enforceable and the remainder of the provisions of this Note will in no way be affected, impaired or invalidated as a result.

6. All costs, expenses and expenditures including, and without limitation, the reasonable legal costs incurred by lender in enforcing this Note as a result of any default by China Fundamental Acquisition Corporation , will be added to the principal then outstanding and will immediately be paid by China Fundamental Acquisition Corporation.

7. The lender may not assign this Note or any interest in this Note if any.

8. This Note will inure to the benefit of and be binding upon the respective heirs, executors, administrators and successors of China Fundamental Acquisition Corporation and the lender.  China Fundamental Acquisition Corporation waives presentment for payment, notice of non-payment, protest and notice of protest.

_____________________________________

IN WITNESS WHEREOF, China Fundamental Acquisition Corporation, intending to be legally bound hereby, has caused this Promissory Note to be duly executed by the authorized officer named below this 3 day of January, 2008.

China Fundamental Acquisition Corporation

By: /s/ Chun Yi Hao

Name: Chun Yi Hao
Title: Chief Executive Officer

PROMISSORY NOTE

Date: April 2, 2008

Borrower:

China Fundamental Acquisition Corporation
Room 2301, World-Wide House
19 Des Voeux Road
Central, Hong Kong

Lender:

Mr. Chun Yi Hao

Principal Amount:

$20,000.00

       1.     FOR VALUE RECEIVED, China Fundamental Acquisition Corporation promises to pay to Mr. Chun Yi Hao (the “lender”), at such address as may be provided in writing to China Fundamental Acquisition Corporation, the principal sum of fifteen thousand dollars ($20,000.00) in lawful money of the United States of America or such lesser amount, as the case may be, equal to the funds advanced by the lender to or on behalf of China Fundamental Acquisition Corporation. Documentation to substantiate all amounts advanced to or on behalf of China Fundamental Acquisition Corporation pursuant to this Note shall be attached hereto as such funds are so advanced.

       2.     This Note will be repaid in full on the earlier of July 15, 2008 and the date on which Borrower consummates an initial public offering of its securities.

       3.     At any time, China Fundamental Acquisition Corporation may pay the outstanding balance then owing under this Note to the lender without premium or penalty.

       4.     This Note will be construed in accordance with and governed by the laws of the State of New York, without regard to conflicts of laws principles thereof.

       5.     If any term, covenant, condition or provision of this Note is held by a court of competent jurisdiction to be invalid, void or unenforceable, it is the parties' intent that such provision be reduced in scope by the court only to the extent deemed necessary by that court to render the provision reasonable and enforceable and the remainder of the provisions of this Note will in no way be affected, impaired or invalidated as a result.

       6.     All costs, expenses and expenditures including, and without limitation, the reasonable legal costs incurred by lender in enforcing this Note as a result of any default by China Fundamental Acquisition Corporation , will be added to the principal then outstanding and will immediately be paid by China Fundamental Acquisition Corporation.

       7.     The lender may not assign this Note or any interest in this Note if any.

       8.     This Note will inure to the benefit of and be binding upon the respective heirs, executors, administrators and successors of China Fundamental Acquisition Corporation and the lender.  China Fundamental Acquisition Corporation waives presentment for payment, notice of non-payment, protest and notice of protest.

_____________________________________

       IN WITNESS WHEREOF, China Fundamental Acquisition Corporation, intending to be legally bound hereby, has caused this Promissory Note to be duly executed by the authorized officer named below on the date dated above.

China Fundamental Acquisition Corporation

By:

/s/ Chun Yi Hao

Name: Chun Yi Hao
Title: Chief Executive Officer

Confirmed by

/s/ Chun Yi Hao

Name: Chun Yi Hao
Lender